UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 30, 2023

(Date of earliest event reported)

ODYSSEY HEALTH, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56196	47-1022125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2300 West Sahara Avenue, Suite 800 - #4012, Las Vegas, NV	89102
(Address of principal executive offices)	(Zip Code)

(702) 780-6559

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock ($0.001 par value)	ODYY	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 30, 2023, the Company entered into Amendment No. 7 to the Convertible Promissory Note (the “Amendment”) to the Securities Purchase Agreement dated April 5, 2021, with LGH Investments, LLC (“LGH”). Pursuant to the Amendment, the parties have agreed to extend the maturity date of the note to June 30, 2024. As consideration, sixty thousand ($60,000) shall be added to the principal amount outstanding. Section (3)(d)(ii) was redefined to allow the Company to prepay the Note at any time by providing LGH notice of its intent to prepay the outstanding amounts due under the Note. Once the Company provides Notice to Holder of its intent to prepay, then LGH shall have the sole option to convert any amounts due under the Note for 30 (thirty) days prior to the Company making payment. If the LGH does not elect to make a conversion within the thirty days, the Company shall tender the full amount in the Prepayment Notice by paying one hundred ten percent (110%) of the total outstanding balance including all principal, defaults and interest to LGH within five (5) calendar days. If the LGH has previously provided a notice of conversion to the Company, the Company may not prepay any of the amounts included in the notice of conversion. All other terms and conditions remain the same.

The Form of Amendment No. 7 to the Convertible Promissory Note are attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Number	Exhibit
10.1	Amendment No. 7 to Convertible Promissory Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Odyssey Health, Inc.

Date: January 5, 2024	By:	/s/ Joseph Michael Redmond
Joseph Michael Redmond Chief Executive Officer

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